Exhibit 10.5
CONFIRMATION

Date:	March 27, 2008

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	JPMorgan Chase Bank, National Association (“JPMorgan”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
          The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between JPMorgan Chase Bank, National Association and PHH Corporation, dated as of March 27, 2008 (as amended from time to time, the “Master Confirmation”).
          1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
          2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	March 27, 2008

Effective Date:	April 2, 2008

Strike Price:	USD 27.20

Premium:	USD 6,265,800

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	3,246,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events)
For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	26,829	July 16, 2012
2.	26,829	July 17, 2012
3.	26,829	July 18, 2012
4.	26,829	July 19, 2012
5.	26,829	July 20, 2012
6.	26,829	July 23, 2012
7.	26,829	July 24, 2012
8.	26,829	July 25, 2012
9.	26,829	July 26, 2012
10.	26,829	July 27, 2012
11.	26,829	July 30, 2012
12.	26,829	July 31, 2012
13.	26,829	August 1, 2012
14.	26,829	August 2, 2012
15.	26,829	August 3, 2012
16.	26,829	August 6, 2012
17.	26,829	August 7, 2012
18.	26,829	August 8, 2012
19.	26,829	August 9, 2012
20.	26,829	August 10, 2012
21.	26,829	August 13, 2012
22.	26,829	August 14, 2012
23.	26,829	August 15, 2012
24.	26,829	August 16, 2012
25.	26,829	August 17, 2012
26.	26,829	August 20, 2012
27.	26,829	August 21, 2012
28.	26,829	August 22, 2012
29.	26,829	August 23, 2012
30.	26,829	August 24, 2012
31.	26,829	August 27, 2012
32.	26,829	August 28, 2012
33.	26,829	August 29, 2012
34.	26,829	August 30, 2012
35.	26,829	August 31, 2012
36.	26,829	September 4, 2012
37.	26,829	September 5, 2012
38.	26,829	September 6, 2012
39.	26,829	September 7, 2012
40.	26,829	September 10, 2012
41.	26,829	September 11, 2012
42.	26,829	September 12, 2012
43.	26,829	September 13, 2012
44.	26,829	September 14, 2012
45.	26,829	September 17, 2012
46.	26,829	September 18, 2012
47.	26,829	September 19, 2012
48.	26,829	September 20, 2012
49.	26,829	September 21, 2012
50.	26,829	September 24, 2012

Component Number	Number of Warrants	Expiration Date
51.	26,829	September 25, 2012
52.	26,829	September 26, 2012
53.	26,829	September 27, 2012
54.	26,829	September 28, 2012
55.	26,829	October 1, 2012
56.	26,829	October 2, 2012
57.	26,829	October 3, 2012
58.	26,829	October 4, 2012
59.	26,829	October 5, 2012
60.	26,829	October 8, 2012
61.	26,829	October 9, 2012
62.	26,829	October 10, 2012
63.	26,829	October 11, 2012
64.	26,829	October 12, 2012
65.	26,829	October 15, 2012
66.	26,829	October 16, 2012
67.	26,829	October 17, 2012
68.	26,829	October 18, 2012
69.	26,829	October 19, 2012
70.	26,829	October 22, 2012
71.	26,829	October 23, 2012
72.	26,829	October 24, 2012
73.	26,829	October 25, 2012
74.	26,829	October 26, 2012
75.	26,829	October 29, 2012
76.	26,829	October 30, 2012
77.	26,829	October 31, 2012
78.	26,829	November 1, 2012
79.	26,829	November 2, 2012
80.	26,829	November 5, 2012
81.	26,829	November 6, 2012
82.	26,829	November 7, 2012
83.	26,829	November 8, 2012
84.	26,829	November 9, 2012
85.	26,829	November 12, 2012
86.	26,829	November 13, 2012
87.	26,829	November 14, 2012
88.	26,829	November 15, 2012
89.	26,829	November 16, 2012
90.	26,829	November 19, 2012
91.	26,829	November 20, 2012
92.	26,829	November 21, 2012
93.	26,829	November 23, 2012
94.	26,829	November 26, 2012
95.	26,829	November 27, 2012
96.	26,829	November 28, 2012
97.	26,829	November 29, 2012
98.	26,829	November 30, 2012
99.	26,829	December 3, 2012
100.	26,829	December 4, 2012
101.	26,829	December 5, 2012
102.	26,829	December 6, 2012
103.	26,829	December 7, 2012

Component Number	Number of Warrants	Expiration Date
104.	26,829	December 10, 2012
105.	26,829	December 11, 2012
106.	26,829	December 12, 2012
107.	26,829	December 13, 2012
108.	26,829	December 14, 2012
109.	26,829	December 17, 2012
110.	26,829	December 18, 2012
111.	26,829	December 19, 2012
112.	26,829	December 20, 2012
113.	26,829	December 21, 2012
114.	26,829	December 24, 2012
115.	26,829	December 26, 2012
116.	26,829	December 27, 2012
117.	26,829	December 28, 2012
118.	26,829	December 31, 2012
119.	26,829	January 2, 2013
120.	26,862	January 3, 2013

          3. Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately returning an executed copy to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax to (212) 622 8519.

Yours sincerely, J.P. MORGAN SECURITIES INC., AS AGENT FOR JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:	/s/ Santosh Sreenivasan
	Name:	Santosh Sreenivasan
	Title:	Executive Director

Confirmed as of the date first above written: PHH CORPORATION
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer